EXHIBIT 99.1
                                 ------------

                 Computational Materials and/or ABS Term Sheet cwalt0510cb - Price/Yield - SNR

JP Morgan Securities, Inc.


Balance                    $97,000,000.00   Delay             24                WAC      5.5        WAM    179
Coupon                     5                Dated             3/1/2005          NET      5          WALA     1
Settle                     3/31/2005        First Payment     4/25/2005

Price               35 PPC                   75 PPC            100 PPC          125 PPC          150 PPC
                                      Yield             Yield            Yield            Yield            Yield
                 99-24.000          5.03264           5.02632          5.02190          5.01713          5.01204
                 99-26.000          5.01999           5.00962          5.00236          4.99454          4.98618
                 99-28.000          5.00734           4.99293          4.98284          4.97197          4.96035
                 99-30.000          4.99472           4.97627          4.96335          4.94943          4.93455
                100-00.000          4.98210           4.95962          4.94388          4.92692          4.90879
                100-02.000          4.96950           4.94299          4.92443          4.90443          4.88306
                100-04.000          4.95691           4.92638          4.90500          4.88197          4.85735
                100-06.000          4.94434           4.90979          4.88560          4.85954          4.83168
                100-08.000          4.93177           4.89322          4.86622          4.83713          4.80604
                100-10.000          4.91922           4.87667          4.84687          4.81475          4.78043
                100-12.000          4.90669           4.86014          4.82753          4.79240          4.75486
                100-14.000          4.89416           4.84362          4.80822          4.77008          4.72931
                100-16.000          4.88165           4.82712          4.78893          4.74778          4.70379

     Spread @ Center Price               85                97              104              108              113
                       WAL          6.22422           4.53244          3.79127          3.21575          2.76219
                  Mod Durn            4.941             3.745            3.202            2.770            2.420
             Mod Convexity            0.407             0.255            0.193            0.148            0.114
          Principal Window    Apr05 - Feb20     Apr05 - Feb20    Apr05 - Feb20    Apr05 - Feb20    Apr05 - Feb20


               Yield Curve Mat .5YR   2YR   3YR   5YR  10YR  30YR
                           Yld 2.97 3.588 3.764 4.014 4.381 4.733

      THIS INFORMATION IS FURNISHED TO YOU SOLELY BY J.P. MORGAN SECURITIES INC. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES
OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE
SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE
ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR J.P. MORGAN SECURITIES INC. SALES
REPRESENTATIVE.




JP Morgan Securities, Inc.                                               Deal Summary Report
--------------- ------------- --------------------------------------------------------------------- --------------
                                                              Assumptions
--------------- ------------- --------------------------------------------------------------------- --------------
Settlement         31-Mar-05  Prepay                             100 PPC
1st Pay Date       25-Apr-05  Default                              0 CDR
                              Recovery                 0          months
                              Severity                                0%
--------------- ------------- ----------- --------------- --------------- ------- -------- -------- --------------

   Tranche        Balance       Coupon      Principal          Avg         Dur     Yield   Spread        Bench
     Name                                     Window           Life                          bp
--------------- ------------- ----------- --------------- --------------- ------- -------- -------- --------------
2A1             97,000,000.00          5   04/05 - 02/20         3.79127                0        0      Interp
SUBORD          3,000,000.00           5   04/05 - 02/20         7.31563                0        0      Interp

Mat      .5YR     2YR      3YR      5YR     10YR     30YR
Yld      2.97     3.588    3.764    4.014   4.381    4.733

                                                            cwalt0510cb
--------------- --------------- ----------------- ------------ ---------- -------------- ------------------ ------------
                                                             Collateral
--------------- --------------- ----------------- ------------ ---------- -------------- ------------------ ------------
Settlement                          Balance           WAC         WAM          Age              WAL             Dur
1st Pay Date                    $100,000,000.00       5.5            179              1              3.897
--------------- --------------- ----------------- ------------ ---------- -------------- ------------------ ------------

   Tranche          Bench            Price           $@1bp      Accrued      NetNet            Dated           Notes
     Name                              %                        Int(M)        (MM)             Date
--------------- --------------- ----------------- ------------ ---------- -------------- ------------------ ------------
2A1                 Interp                                        404.17              0      1-Mar-05         FIX
SUBORD              Interp                                          12.5              0      1-Mar-05         FIX
